Equinox MutualHedge Futures Strategy Fund

Class A Shares	MHFAX
Class C Shares	MHFCX
Class I Shares	MHFIX

(a series of Northern Lights Fund Trust)

Supplement dated December 31, 2019
to the Prospectus dated January 28, 2019

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Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 18 of the Fund’s prospectus is hereby replaced with the following:

Class I shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares charge no 12b-1 fees and require a minimum initial investment of $1,000,000. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You should read this Supplement in conjunction with the Prospectus dated January 28, 2019. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.